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                                                                   Exhibit 10.1

(DOW CORNING LOGO)

                                                                 Law Department
                                                       Legal Fax (989) 496-5849
                                                      Patent Fax (989) 496-6354
                                                  Litigation Fax (989) 496-8543

February 11, 2003                          DCC No. 30182

Genencor International, Inc.
925 Page Mill Road
Palo Alto, CA 94304
Attn: General Counsel

To Whom It May Concern:

There currently exists a Research Agreement between our companies dated October 4, 2001, relating to research in the areas of biosensors, bioenergy, biomaterials, bioalkylation, biocatalysis, silicon-based materials, bioseparations and formulations. The present agreement expires October 4, 2003.

Assuming that Genencor International, Inc. wishes to continue working with Dow Corning, we propose to extend the term of the existing Agreement two (2) additional months. The new expiration date will be December 31, 2003. All other conditions of the original agreement shall remain the same.

If the above meets with your approval, please sign both originals of this letter and return one fully executed original to:

                           Mr. Timothy J. Troy
                           Managing IP Counsel
                           Dow Corning Corporation
                           Intellectual Property Dept. - CO 1232
                           P.O. Box 994
                           Midland, Michigan 48686-0994

If you have any questions regarding this information please contact Mr. Troy at
(989) 496-5533. ACCEPTED:

Very Truly Yours,

GENENCOR INTERNATIONAL, INC.                 DOW CORNING CORPORATION

By: /s/  Michael V. Arbige                   By: /s/ James W. White
    ----------------------------                 ------------------------------
                                                 James W. White
                                                 Executive Director, S&T

Date: 03/12/03                               Date: 02/19/03
      --------                                     --------



Dow Corning Corporation
Midland, Michigan 48686-0994
Phone: (989) 496-4000
www.dowcorning.com


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